                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 14, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718

             PENNSYLVANIA                                     25-1435979
    (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                        Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

           First Quarter 1998 Financial Results

           On April 14, 1998, PNC Bank Corp. ("Corporation") reported results of operations for the three months ended March 31, 1998. A copy of the earnings press release issued by the Corporation is attached as
           Exhibit 99 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibits listed on the Exhibit Index on page 3 of this Form 8-K are filed herewith.

                                                    SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNC BANK CORP.
                                               (Registrant)

           Date: April 14, 1998          By:    /s/ ROBERT L. HAUNSCHILD
                                                -------------------------------
                                                Robert L. Haunschild

                                                Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

99 Earnings press release issued by the Corporation on April 14, 1998, with respect to the results of operations for the three months ended March 31, 1998, filed herewith.






                                       3